Exhibit 99.3

For Immediate Release

August 5, 2024

Carlyle Secured Lending, Inc. Announces Merger with Carlyle Secured Lending III

Provides meaningful scale and diversity to CGBD through addition of a Carlyle-managed portfolio

Carlyle to exchange CGBD convertible preferred stock for CGBD common stock at NAV, eliminating current 5% – 8% preferred stock dilution overhang

Advisors agreed to cover transaction costs in certain circumstances up to a total cap of $5 million

New York—Carlyle Secured Lending, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CGBD” or the “Company”) (NASDAQ: CGBD), a business development company focused on directly-originated lending to sponsor-backed U.S. middle market companies, has entered into a definitive agreement to acquire Carlyle Secured Lending III (“CSL III”), a private business development company with a similar investment strategy and portfolio. The stock-for-stock transaction will have a floating exchange ratio that has the potential to allow CGBD and CSL III to share the benefits if CGBD is trading above NAV shortly before merger close. Following closing, CGBD is expected to have total assets of over $2.5 billion and net assets of over $1.2 billion.1

“We are excited to announce the merger of CGBD and CSL III, which is designed to have meaningful benefits for investors of both entities,” said Justin Plouffe, Chief Executive Officer for CGBD and CSL III. “Given substantial overlap in strategy and portfolio composition, combining CGBD and CSL III into a single, larger, and more liquid vehicle will result in significant stockholder value creation and an enhanced investor experience. We are confident in this transaction’s potential to drive greater trading volume, access to an expanded stockholder base, and lower operating and financing costs. There is strong momentum across our direct lending franchise, and we believe bringing CGBD and CSL III together will enable us to build on that momentum.”

In order to enhance the benefits of the transaction for stockholders, Carlyle Investment Management L.L.C. (“CIM”), a wholly owned subsidiary of Carlyle, has agreed to exchange its shares of CGBD convertible preferred stock for CGBD common stock. The CGBD convertible preferred stock was issued by CGBD as part of an investment Carlyle made to support CGBD during the market dislocation resulting from the COVID pandemic. This exchange will eliminate the dilutive impact of the preferred stock, which has a conversion price of $8.98 compared to CGBD’s June 30th NAV per share of $16.95.2

Under the terms of the proposed merger, shareholders of CSL III will receive shares of CGBD based on a ratio determined shortly before merger close (the “Exchange Ratio”). The Exchange Ratio is discussed in more detail below.

Merger Benefits

The transaction is expected to deliver considerable value and benefits for investors both in the short term and over the longer term, including:

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Increased scale and liquidity: The proposed merger will increase CGBD’s scale meaningfully, with total assets expected to increase to over $2.5 billion at merger close.[1] The increased market capitalization of CGBD following the merger is anticipated to provide greater trading liquidity, the potential for more institutional ownership, and a broader investor base than CGBD as a stand-alone company.

[1]	Expected assets at merger close assuming target leverage of 1.10x.
[2]	Please refer to the supplemental investor presentation on the investor relations section of the CGBD website with further details of the transaction.

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Elimination of CGBD preferred stock dilution overhang: The exchange of the shares of convertible preferred stock for CGBD common stock at NAV as of the Determination Date will eliminate the risk of dilution from conversion of the shares, which may have led to a $0.79 (or 5%) decrease in CGBD’s NAV per share and a $0.04 (or 8%) decrease in quarterly NII per share of CGBD common stock when calculated on a fully diluted basis at the current preferred conversion price of $8.98 as of June 30, 2024.

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Drives efficiency and debt market access, reduces costs: As a result of the combined company’s increased scale, it is expected to be able to access a wider array of debt financing solutions, including in the unsecured debt market, and may potentially receive more attractive terms and pricing than CGBD as a stand-alone company. In addition, cost savings and operational synergies from eliminating redundant expenses are expected to drive a lower expense ratio, resulting in long-term efficiencies from greater scale.

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Continuation of successful strategy with greater scale and seamless integration: Post-closing, CGBD expects to continue its strategy of lending to U.S. middle market companies, which CGBD defines as companies with approximately $25 million to $100 million of earnings before interest, taxes, depreciation and amortization, supported by financial sponsors, which is opportunistically supplemented with differentiated and complementary lending and investing strategies, which take advantage of the broad capabilities of Carlyle’s Global Credit platform while offering risk-diversifying portfolio benefits. This enables CGBD to drive stockholder value by leveraging Carlyle’s deep credit expertise and wide origination capabilities to pursue the most compelling relative value opportunities based on the market environment. No material change from CGBD’s current portfolio is expected at closing, given CSL III’s near complete overlap with CGBD. Accordingly, credit quality is expected to remain strong with improved portfolio metrics given that less than 0.1% of CSL III is on non-accrual and 96% of CSL III’s investments are categorized as a 2 risk rating, reflecting the investments are performing as expected. The transaction will also decrease CGBD’s concentration in its top 10 investments from 19% to 17%.

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Substantial adviser support: To support the proposed merger, Carlyle Global Credit Investment Management L.L.C. (“CGCIM”), investment adviser to CGBD, and CSL III Advisor, LLC (“CSL III Advisor” and together with CGCIM, the “Advisors”), investment adviser to CSL III, have agreed to cover merger-related expenses in certain circumstances, up to a total cap of $5 million, to maximize merger benefits for CGBD stockholders and CSL III shareholders. Additionally, CIM’s shares of common stock issued as a result of the preferred stock exchange will be subject to a 2-year tiered lock-up, demonstrating its continued long-term commitment to CGBD.

The combined company will remain externally managed by CGCIM. The combined company will continue to trade under the ticker CGBD on the Nasdaq Global Select Market.

The Board of Directors of CGBD and the Board of Trustees of CSL III have unanimously approved the transaction with active participation throughout the process from the respective independent directors and trustees, as applicable, and the special committees that each Board formed to evaluate and negotiate the transaction.

Consummation of the proposed merger is subject to CGBD stockholder approval, regulatory approval and other customary closing conditions. Assuming satisfaction of these conditions, the transaction is expected to close during the first fiscal quarter of 2025.

Prior to the anticipated closing of the proposed merger, each of CGBD and CSL III intends to maintain its current dividend policies and, if necessary, will declare and pay any special distributions required to distribute sufficient taxable income to continue to comply with its regulated investment company status.

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Exchange Ratio

Under the terms of the proposed merger, shareholders of CSL III will receive newly issued shares of CGBD common stock based on the Exchange Ratio, which will be calculated based upon: (a) the NAV per share of CGBD and CSL III (“CGBD NAV Per Share” and “CSL III NAV Per Share”)3; and (b) the market price of CGBD common stock (“CGBD Price”)4 shortly before merger close. The Exchange Ratio will be calculated as follows:

1.	If CGBD Price is equal to or less than CGBD’s NAV Per Share:

Exchange Ratio = CSL III NAV Per Share / CGBD NAV Per Share

2.	If CGBD Price is greater than CGBD’s NAV Per Share:

Exchange Ratio = (CSL III NAV Per Share) x (1 + 50% x (CGBD Price / CGBD NAV Per Share – 1)) / CGBD Price

Note: 50% x (CGBD Price / CGBD NAV Per Share – 1) shall not exceed 5.5%.

The Exchange Ratio is subject to adjustment only in the event of a reclassification, recapitalization or similar transaction by either company.

There is a supplemental investor presentation with further details of the transaction on the investor relations section of the CGBD website.

Raymond James & Associates, Inc. served as financial advisor and Sidley Austin LLP served as legal counsel to the special committee of the independent directors of CGBD. Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor and Sullivan & Worcester LLP served as legal counsel to the special committee of the independent trustees of CSL III. Sullivan & Cromwell LLP serves as legal counsel to CGBD and CSL III.

Conference Call

The Company will host a conference call at 10:00 a.m. EST on Monday, August 5, 2024 to discuss the proposed merger and review CGBD’s second quarter 2024 earnings results. The conference call will be available via public webcast via a link on Carlyle Secured Lending’s website and will also be available on our website soon after the call’s completion.

About Carlyle Secured Lending, Inc.

CGBD is an externally managed specialty finance company focused on lending to middle-market companies. CGBD is managed by CGCIM, an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. Since it commenced investment operations in May 2013 through June 30, 2024, CGBD has invested approximately $8.5 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. CGBD’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies. CGBD has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Web: carlylesecuredlending.com

About Carlyle Secured Lending III

CSL III is an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. CSL III’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through assembling a portfolio of secured debt investments with favorable risk-adjusted returns. CSL III’s investment activities are managed by its investment adviser, CSL III Advisor, an affiliate of Carlyle (as defined below).

About Carlyle

Carlyle (“Carlyle”) (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $435 billion of assets under management as of June 30, 2024, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 employees in 29 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group.

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Net asset value of CGBD divided by the number of shares of CGBD common stock issued and outstanding (taking into account the common stock issued from the exchange of CGBD preferred stock), both as of the Determination Date; and the net asset value of CSL III divided by the number of shares of CSL III common stock issued and outstanding, both as of the Determination Date.

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Closing price per share of CGBD common stock on the Nasdaq on either the Determination Date or, if the Nasdaq is closed on the Determination Date, the most recent trading day prior to the Determination Date.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties. Some of the statements in this communication constitute forward-looking statements because they are not historical facts, but instead relate to future events, future performance or financial condition of CGBD, CSL III or the Mergers. The forward-looking statements may include statements as to: future operating results of CGBD and CSL III and distribution projections; business prospects of CGBD and CSL III and the prospects of their portfolio companies; and the impact of the investments that CGBD and CSL III expect to make. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of CGBD stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of CGBD and CSL III or the economy generally due to terrorism, war or other geopolitical conflict (including the uncertainty surrounding Russia’s military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States); (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in CGBD’s and CSL III’s operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in CGBD’s and CSL III’s publicly disseminated documents and filings. CGBD and CSL III have based the forward-looking statements included in this press release on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. Although CGBD and CSL III undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CGBD and CSL III have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving CGBD and CSL III, along with the related Proposals for which CGBD stockholder approval will be sought. In connection with the Mergers, CGBD plans to file with the SEC and mail to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”), CSL III plans to file with the SEC and mail to its shareholders an information statement (the “Information Statement”), and CGBD plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement, the Information Statement and a prospectus of CGBD. The Proxy Statement, Information Statement and the Registration Statement will each contain important information about CGBD, CSL III, the Mergers and related matters. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF CGBD AND CSL III ARE URGED TO READ THE PROXY STATEMENT, THE INFORMATION STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSL III, CGBD, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site at http://www.sec.gov or, for documents filed by CGBD, from CGBD’s website at carlylesecuredlending.com.

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Participants in the Solicitation

CGBD, its directors, certain of its executive officers and certain employees and officers of CGCIM and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the directors and executive officers of CGBD is set forth in its proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. CSL III, its trustees, certain of its executive officers and certain employees and officers of CSL III Advisor and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the trustees and executive officers of CSL III is set forth in its annual report on Form 10-K, which was filed with the SEC on March 12, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CGBD stockholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this press release is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in CGBD, CSL III or in any fund or other investment vehicle managed by the Advisors or any of their respective affiliates.

Contacts:

Investors:	Media:

Nishil Mehta	Kristen Greco Ashton

+1-212-813-4918 publicinvestor@carlylesecuredlending.com	+1-212-813-4763 kristen.ashton@carlyle.com

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